UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 3, 2006

IOMEGA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12333	86-0385884
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10955 Vista Sorrento Parkway, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

(858) 314-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 3, 2006, the Board of Directors appointed Thomas D. Kampfer to be Chief Operating Officer. He is scheduled to continue to serve as Interim Chief Financial Officer through March 2006. No other changes were made to Mr. Kampfer’s terms of employment, and such terms were disclosed previously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2006

IOMEGA CORPORATION
(Registrant)

By: /s/ Thomas D. Kampfer
Thomas D. Kampfer
Executive Vice President, Chief
Operating Officer, and Interim Chief
Financial Officer

2